Rule 497(c)
                                                     Registration No. 33-60019


                         EQUITABLE REAL ESTATE HYPERION
                        MORTGAGE OPPORTUNITY FUND, INC.
                                 SERIES A-1995
                               520 Madison Avenue
                            New York, New York 10022
Prospectus
September 12, 1995
     Series A-1995 (the "Fund") is a series of Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. (the "Company"), a non-diversified, open-end management investment company whose investment objective is to seek to provide high total return from (i) both short and long term capital gains and (ii) a high level of current income. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in a portfolio consisting primarily of commercial mortgage-backed securities ("Commercial Mortgage-Backed Securities"). The Fund will invest only in securities which at the time of purchase are investment grade quality. Commercial Mortgage-Backed Securities are securities that directly or indirectly represent participations in, or are secured by and payable from, a pool of mortgage loans secured by commercial real estate property. The securities in which the Fund invests, and not the shares of the Fund, may be secured by commercial real estate property. There is no assurance that the Fund will be able to achieve its investment objective.
     The investment adviser of the Fund is Equitable Real Estate Hyperion Capital Advisors, L.L.C. (the "Adviser"). Hyperion Distributors, Inc. is the distributor (the "Distributor") of shares of the Fund. The Adviser is a registered investment adviser and the Distributor is a registered broker dealer and a member of the National Association of Securities Dealers, Inc.
     This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Company has filed with the Securities and Exchange Commission a Statement of Additional Information, with respect to the Fund dated September 12, 1995, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the Distributor (see back cover for address and phone number). Investors should read this Prospectus and retain it for future reference.
     Shares of the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
                        THESE ARE SPECULATIVE SECURITIES
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Table of Contents


Prospectus Summary.................................      2
Expense Summary....................................      3
The Fund...........................................      3
Investment Objective and Policies..................      3
Risk Considerations................................     10
Purchases and Redemptions of Shares................     20
Performance Information............................     22
Management of the Fund.............................     22
Distributions and Tax Matters......................     23
Other Information Concerning Shares of the Fund....     25
Transfer Agent, Custodian and Accounting Agent.....     26
Counsel and Independent Accountants................     27
Application Forms..................................     29


                          HYPERION DISTRIBUTORS, INC.


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PROSPECTUS SUMMARY
The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.
The Fund: Series A-1995 (the "Fund") is a series of Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. (the "Company"), a newly-formed, non-diversified, open-end management investment company.
Investment Objective: The Fund's investment objective is to seek to provide high total return from (i) both short and long term capital gains and (ii) a high level of current income. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in a portfolio consisting primarily of commercial mortgage-backed securities ("Commercial Mortgage-Backed Securities"). The Fund will invest only in securities which at the time of purchase are investment grade quality. See "Investment Objective and Policies." The value of the Fund's securities may fluctuate, in some cases significantly, in response to interest rate changes. See "Risk Considerations." There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions described in the Statement of Additional Information are fundamental and may not be changed without shareholder approval. Management and Fees: Equitable Real Estate Hyperion Capital Advisors, L.L.C. (the "Adviser") serves as the Fund's investment adviser and administrator and is compensated for its advisory and administrative services at an annual rate of
 .35% and .20% of the Fund's average daily net assets, respectively. The Fund is currently the only open-end investment company advisory client of the Adviser. Hyperion Distributors, Inc. (the "Distributor") will act as Distributor for the Fund's shares.
How to Purchase Shares: Shares of the Fund may be purchased at the net asset value per share next determined after receipt of an order by the Fund's Distributor or transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment is $100,000. The minimum for subsequent investments is $5,000. Such minimum initial and subsequent investments may be waived for employees of the Adviser, Hyperion Capital Management, Inc. and Equitable Real Estate Investment Management, Inc. See "Purchases and Redemptions of Shares."
Risk Considerations: Investors should consider the risks associated with investing in Commercial Mortgage-Backed Securities and other mortgage-backed securities which may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property. Additionally, investors should consider the risk of the Fund's concentration in Commercial Mortgage-Backed Securities versus the safety that comes with a less concentrated investment portfolio and should compare yields available for more diversified portfolios before making an investment decision. The Fund may invest in repurchase agreements, reverse repurchase agreements and dollar rolls, when-issued purchases and forward commitments, calls and puts, options and futures contracts and may engage in short sales and other hedging transactions. The Fund may not invest more than 15% of its net assets in illiquid securities. For the risks associated with these investments see "Investment Objective and Policies" and "Risk Considerations." Investors should also consider that currently the Fund is the Adviser's only open-end investment company advisory client.
How to Sell Shares: Shares of the Fund may be redeemed by the shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund in proper order. A shareholder will be charged a fee for a wire redemption (currently $8.00) equal to the fee charged for such redemption by the Fund's Custodian. See "Purchases and Redemptions of Shares." Dividends and Reinvestment: Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless a shareholder elects otherwise, be paid on the payment date in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends, if any, on a monthly basis and capital gains, if any, annually. See "Distributions and Tax Matters."
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EXPENSE SUMMARY


Estimated Annual Fund Operating Expenses
  (as a percentage of average net assets)

Investment Advisory Fees............................................   0.35%
12b-1 Fees..........................................................   None
Other Expenses (after reimbursement)................................   0.35%
  (including Administration Fees..............................0.20%)
Annual Total Fund Operating Expenses................................   0.70%


Example:
A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund assuming a 5% annual return reinvested in shares of the Fund and redemption at the end of each time period:


Year 1...........................   $  7
Year 3...........................   $ 22


The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund." The Adviser has voluntarily agreed to waive all or a portion of its Investment Advisory Fee or Administration Fee, and to voluntarily reimburse the Fund's other operating expenses to the extent necessary to maintain the Annual Total Fund Operating Expenses at not more than 0.70% of the Fund's average net assets. Absent such waivers and reimbursements, Other Expenses are anticipated to be 0.45% and Annual Total Fund Operating Expenses are anticipated to be 0.80%. The expenses reflected above are estimates of the expenses the Fund will incur during its first fiscal year. A shareholder will be charged a fee for a wire redemption (currently $8.00) equal to the fee charged for such redemption by the Fund's Custodian. The "Example" set forth above should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.
THE FUND
The Fund, a non-diversified, open-end management investment company, is a series of Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc., organized as a corporation under the laws of the State of Maryland on May 30, 1995. The Fund offers to buy back (redeem) shares from shareholders at any time at the Fund's then current net asset value. Shares of the Fund are continuously sold by Hyperion Distributors, Inc., the Fund's distributor (the "Distributor"). The minimum initial investment is $100,000. The minimum additional investment is $5,000. The minimum initial and subsequent investments may be waived for employees of the Adviser, Hyperion Capital Management, Inc. and Equitable Real Estate Investment Management, Inc.
INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
The investment objective of the Fund is to seek to provide high total return from (i) both short and long term capital gains and (ii) a high level of current income. The investment objective of the Fund is fundamental and may not be changed without approval by the shareholders of the Fund. The Fund expects there will be fluctuations in its net asset value per share. The Fund's investment policies indicated below (unlike its investment objective) are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval.
Investment Policies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in a portfolio consisting primarily of Commercial Mortgage-Backed Securities. Under normal market conditions, the Fund will have at least 65% of its total assets invested in mortgage-backed securities. Mortgage-backed securities directly or indirectly represent participations in, or are secured by and payable from, a pool of mortgage loans pledged by real estate property to secure the payment of such debt. Subject to the preceding policy, the other debt securities in which the Fund may invest include, without limitation, obligations of the U.S. Government and its agencies, collateralized mortgage obligations ("CMOs"),
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asset backed securities, other mortgage pass-through certificates, debt securities of real estate investment trusts and certain corporate debt securities.
The Fund may also employ various hedging techniques, including interest rate transactions, that will affect the Fund's average duration. (See "Risk Considerations -- Hedging Transactions.") In addition, the Fund may use various techniques and investments to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values. These techniques and investments may involve derivative transactions such as buying and selling options and futures contracts, selling securities short and investments in mortgage-backed securities. The Fund may use these practices to adjust the risk and return characteristics of the Fund's portfolio. However, these techniques or investments may result in a loss, regardless of whether the intent was to reduce risk or increase return, with unexpected changes in market conditions or if the counterparty to the transaction does not perform as promised. Additionally, these techniques or investments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The Adviser, depending upon market conditions, will seek to manage the Fund's assets such that the interest rate sensitivity of such assets will be equivalent to 80% to 120% of U.S. Treasury securities having a maturity of ten years. The Fund will only purchase securities if they are of investment grade quality at the time of purchase (i.e. rated within the four highest ratings categories by a nationally-recognized statistical rating organization, e.g. BBB and above, by Standard & Poor's Corporation ("S&P"), Baa and above by Moody's Investor Services Inc. ("Moody's"), BBB and above by Fitch Investors Services, Inc. ("Fitch") or BBB and above by Duff & Phelps Credit Rating Co. ("Duff & Phelps"), collectively known as the "Rating Agencies"). There can, of course, be no assurance that the investment objective of the Fund will be achieved. Like all investors in interest bearing securities, the Fund is exposed to the risk that the prices of individual securities held by the portfolio may fluctuate, in some cases significantly, in response to changes in credit conditions and prevailing levels of interest rates. See "Risk Considerations."
The following is a discussion of the various investments eligible to be purchased by the Fund and the investment techniques anticipated to be employed by the Fund.
(1) Commercial Mortgage-Backed Securities -- Commercial Mortgage-Backed Securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail centers and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers, manufactured living communities and mobile home parks. Assets underlying Commercial Mortgage-Backed Securities may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies Commercial Mortgage-Backed Securities has certain distinct characteristics.
Commercial mortgage loans are often not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. This difference in prepayment exposure is significant due to extraordinarily high levels of refinancing of traditional residential mortgages experienced over the past years when mortgage rates reached a 25-year low. Changing real estate markets may adversely impact both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in the Commercial Mortgage-Backed Security. See "Risk Considerations."
Commercial Mortgage-Backed Securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored Commercial Mortgage-Backed Securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund may from time to time purchase Commercial Mortgage-Backed Securities directly from issuers in negotiated or non-negotiated transactions or from a holder of such Commercial Mortgage-Backed Securities in the secondary market.
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Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.
By adjusting the priority of interest and principal payments on each class of a given Commercial Mortgage-Backed Security, issuers are able to create senior investment grade securities and lower rated or unrated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of Commercial Mortgage-Backed Securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of Commercial Mortgage-Backed Securities. Even within a class of subordinated securities, most Commercial Mortgage-Backed Securities are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which nonrecoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinated security will absorb any principal losses before any higher loss subordinate position. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return. The Fund will invest in subordinated class securities but will not invest in first loss subordinated securities or non-rated securities regardless of implied ratings.
The Fund also intends to invest in investment grade senior classes of Commercial Mortgage-Backed Securities. As discussed above, from a credit perspective, they are structured to absorb any credit-related losses after losses have been absorbed by the subordinated classes. The following table sets forth an example of the prioritization of the payments to each class as well as the order of absorption of credit losses, if any, on the underlying mortgage loans. The table provides a general example of the current Commercial Mortgage-Backed Securities Structures; however, the actual ratings, cash flows and loss absorption priorities of the Commercial Mortgage-Backed Securities in which the Fund will invest may differ.
      General Examples Of Commercial Mortgage-Backed Securities Structures


                                                                 Typical
Class                                                            Rating

Senior A-1...............................................         "AAA"
Senior A-2...............................................         "AA"
Subordinated B-1.........................................       "A","BBB"
             (The Fund will not invest in the following classes.)
Subordinated B-2.........................................         "BB"
Subordinated B-3.........................................          "B"
Subordinated B-4.........................................        Unrated
Reserve Fund/Letter of Credit............................          N/A
Equity Holder............................................          N/A

                                                          Excess
                                                         Principal       Loss
                                                         Cash Flow    Absorption
Class                                                    Priority      Priority

Senior A-1.............................................       1st          8
Senior A-2.............................................       2nd          7
Subordinated B-1.......................................  3rd, 4th          6
             (The Fund will not invest in the following classes.)
Subordinated B-2.......................................       5th          5
Subordinated B-3.......................................       6th          4
Subordinated B-4.......................................       7th          3
Reserve Fund/Letter of Credit..........................       N/A          2
Equity Holder..........................................       N/A          1


The Fund will only invest in those classes listed above with credit quality ratings at the time of investment of BBB or higher. See "Risk Considerations." The rating assigned to a given issue and class of Commercial Mortgage-Backed Securities is a product of many factors, including, but not limited to, the structure of the security, the level of subordination, the quality and adequacy of the collateral, projected losses from the collateral and the past performance of the originators and servicing companies. The rating of any Commercial Mortgage-Backed Security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the loan-to-value ("LTV") ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the LTV and debt service coverage ratios. LTV ratios may be particularly important in the case of commercial mortgages because most commercial
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mortgage loans generally provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower.
(2) U.S. Government Agency Mortgage-Backed Certificates -- These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FHLMC securities are supported by the instrumentality's limited right to borrow from the U.S. Treasury, and obligations of FNMA are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities ("FHLMC Gold PCs") which also guarantee timely payment of scheduled monthly principal reductions.
(3) U.S. Government Securities -- These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury Securities are backed by the full faith and credit of the U.S. Government, while other U.S. Government Securities are generally not.
(4) Collateralized Mortgage Obligations -- Collateralized mortgage obligations ("CMOs") are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by Mortgage Pass-Through Securities or pools of whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes or "tranches." The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways.
CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by a private governmental agency or instrumentality are generally structured with one or more of the types of credit enhancements described below under "Risk Considerations-Credit Support." CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more of the types of credit enhancement described under "Credit Support." In addition, CMOs issued by private sector entities may be illiquid. See "Risk Considerations-Less Marketable and Illiquid Securities." An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit ("REMIC"). An issuer of CMOs issued after 1991 generally must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.
In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of, and interest on, the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on certain other Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed
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Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, the market prices of and yields on these tranches are more volatile. The Fund may purchase CMOs that have been sold in public offerings registered under the Securities Act of 1933 or in private placements. CMOs acquired in private placements will be subject to certain restrictions on resale and accordingly will have limited marketability.
Subordinated CMOs. The Fund intends to invest in subordinated tranches of CMOs. Subordinated tranches of CMOs are multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class. The Fund will not invest in first loss classes of subordinated CMOs. Subordinated tranches are entitled to receive repayment of principal only after all required principal payments have been made on more senior tranches and also have subordinate rights as to receipt of interest distributions. Such subordinated tranches are subject to greater risk of non-payment than are more senior tranches or CMOs backed by third party credit enhancement which may have limited marketability. See "Risk Considerations."
CMOs Backed by Mortgages on Multi-Family Dwelling. The Fund also intends to invest in CMOs backed by mortgages on multi-family dwellings. Multi-family dwellings are residential properties consisting of five or more units.
Investment in CMOs backed by mortgages on multi-family dwellings involves different investment considerations than investment in Mortgage-Backed
Securities backed by single-family homes due to such factors as the investment character of the underlying asset and regulatory requirements. CMOs backed by multi-family dwelling mortgages are subject to risks generally not associated with mortgages on single family homes, including vacancy rates, increases in operating expenses, regulatory requirements and environmental liability issues. In addition, such CMOs may have limited marketability. See "Risk
Considerations."
"Planned Amortization Class" Bonds. Also included within the category of CMOs are "Planned Amortization Class" ("PAC") Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of Mortgage-Backed Securities. However, if the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.
(5) U.S. Government Agency Multi-Class Pass-Through Securities -- Unlike CMOs, U.S. Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage
Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.
(6) Asset-Backed Securities -- The securitization techniques used to develop Mortgage-Backed Securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structure or in a pay-through structure similar to the CMO Structure. The Fund may invest in these and other types of Asset-Backed Securities that may be developed in the future. These investments will be disclosed to shareholders in the Fund's annual, semi-annual and other reports.
In general, the collateral supporting Asset-Backed Securities is of shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments. Furthermore, the effect of prepayments on securities that have shorter maturities, such as Asset-Backed Securities, is much smaller than the effect of prepayments on securities having longer maturities, such as Mortgage-Backed Securities. As with Mortgage-Backed Securities, Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.
To the extent that it invests in Asset-Backed Securities, the Fund will place primary emphasis on securities rated AAA/Aaa or AA/Aa by any of the Rating Agencies. However, the Fund may invest in Asset-Backed Securities that at the time of investment have ratings as low as A/A by any of the Rating Agencies. Securities rated A/A are considered more susceptible to the adverse effects of changes in economic conditions or to impairment in the future than are higher rated securities.
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Asset-Backed Securities present certain risks that are not presented by
Mortgage-Backed Securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payments of certain amounts owned on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivable. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities.
(7) Adjustable Rate Mortgage Securities ("ARMS") -- The Fund intends to invest in ARMS which can be U.S. Government Agency Mortgage-Backed Securities, Agency Mortgage-Backed Securities (which are securities backed by U.S. Government
Agency Mortgage-Backed Securities), or privately-issued Mortgage-Backed Securities (which represent an interest in, or are collateralized by, a pool of mortgage loans with variable rates of interest). Holding ARMS allows the Fund to participate in increases in interest rates through periodic adjustments in the interest rates underlying the mortgages, resulting in both higher current yields and lower price fluctuations. However, the Fund will not benefit from such increases if rates rise to the point where they would cause increases in the interest rates on the mortgages underlying ARMS to exceed the maximum allowable annual or lifetime reset limits. In addition, in periods of declining interest rates ARMS will experience declining yields.
Adjustable rate mortgages generally provide that the mortgage interest rate may not be adjusted above or below a specified applicable lifetime maximum or minimum rate. In addition, certain adjustable rate mortgages provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Other adjustable rate mortgages provide instead for limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on such an adjustable rate mortgage, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments.
In the event that a monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess further reduces the principal balance of the adjustable rate mortgages in the same manner as a prepayment. See "Risk Considerations."
(8) High Coupon Agency Mortgage-Backed Securities -- The Fund intends to invest in High Coupon Agency Mortgage-Backed Securities which provide the holder with a coupon that is higher at the time of purchase than the then prevailing market rate yield. Such securities are purchased at a price greater than their par value because the coupon is higher than the market rate. The Adviser believes that High Coupon Agency Mortgage-Backed Securities offer greater price stability than other Agency Mortgage-Backed Securities. Because of shorter duration, the prices of High Coupon Agency Mortgage-Backed Securities generally do not tend to rise as rapidly as those of traditional fixed rate securities in declining interest rate environments and also tend to decline more slowly in increasing interest rate environments until the point at which prevailing mortgage interest rates are equal to the rates on the underlying mortgage loans. Because the Fund may purchase High Coupon Agency Mortgage-Backed Securities at a premium, a prepayment rate that is faster than expected will reduce both market value and income from that which was anticipated and may result in a loss of a portion of the amount invested, while a prepayment rate that is slower than expected will have the opposite effect of increasing income and market value. High Coupon Agency Mortgage-Backed Securities have a greater probability of prepayment than lower coupon agency mortgage-backed securities and the risk of prepayment is greater in a declining interest rate environment.
(9) Debt Securities Issued by Real Estate Investment Trusts -- The Fund intends to invest in debt securities issued by real estate investment trusts ("REITs") ("REIT Debt Securities"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive
                                       8
income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
REIT Debt Securities, for the most part, are general and unsecured obligations. These securities typically have corporate bond features such as semi-annual interest coupons, no amortization and strong prepayment protection.
Additionally, real estate related unsecured debt generally contains covenants restricting the level of secured and total debt and requires a minimum debt service coverage ratio and net worth level. The Fund will only purchase unsecured debt that has an investment grade rating of A or higher. Debt covenants for A-rated unsecured debt generally restrict debts to 50% of total capitalization and secured debt to 35% of total capitalization. See "Risk Considerations."
(10) Whole Loans -- Under normal market conditions, the Fund does not anticipate investing in Whole Loans, however; under certain conditions, the Board of Directors of the Fund may determine that it is advisable to invest in Whole Loans. A Whole Loan is a loan to a single obligor on a single asset. Whole Loans are nonrecourse to the borrower and therefore repayment of a Whole Loan will be dependent solely on the cash flow derived from, and the market or liquidation value of, the underlying property. Other assets of the borrower, if any, would generally not be available for payment of the Whole Loan. Commercial real estate lending can be affected significantly by the condition of the property and by supply and demand in the market for the type of property securing a Whole Loan. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or issuer, which events may impact the future cash flow of the property. See "Risk Considerations." Whole Loans may be considered illiquid securities. For a discussion of illiquid and less marketable securities, see "Risk Considerations -- Less Marketable and Illiquid Securities" herein.
Investment Restrictions
The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the outstanding shares of the Fund that would be affected by such change. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information. The Fund may not:
1. Borrow Money. This restriction shall not apply to (i) borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made and (ii) hedging techniques described in the Prospectus which may be deemed to be borrowings. While borrowings (excluding items in (ii) above) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.
2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.
3. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). Subject to state law limitations, the Fund will not invest more than an aggregate of 15% of its net assets in repurchase agreements maturing in more than seven days and securities that are not readily marketable.
4. Invest in securities of other investment companies, except that (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the Investment Company Act of 1940 (the "1940 Act").
Portfolio Turnover
Purchases and sales are made for the Fund whenever necessary, in the Adviser's opinion, to meet the Fund's objective. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which will increase the Fund's total operating expenses. In order to qualify as a regulated investment company, less than 30%
of the Fund's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Fund, the Fund expects to satisfy the 30% income test. The Adviser expects that the annual turnover of the portfolio should not exceed
100%.
                                       9


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RISK CONSIDERATIONS
Commercial Mortgage-Backed Securities -- Investments in Commercial Mortgage-Backed Securities involve the credit risk of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such Commercial Mortgage-Backed Securities and the risks associated with direct ownership of real estate. This may be especially true in the case of Commercial Mortgage-Backed Securities secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans. The factors contributing to these risks include the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, changes in management of the underlying commercial property, energy costs, government regulations with respect to environmental, zoning, rent control, bankruptcy and other matters, real estate and other taxes, and prepayments of the underlying commercial mortgage loans (although such prepayments generally occur less frequently than prepayments on residential mortgage loans).
While the credit quality of the securities in which the Fund invests will reflect the perceived appropriateness of future cash flows to meet operating expenses, the underlying commercial properties may not be able to continue to generate income to meet their operating expenses (mainly debt services, lease payments, capital expenditures and tenant improvements) as a result of any of the factors mentioned above. Consequently, the obligors under commercial mortgages may be unable to make payments of principal and interest in a timely fashion, increasing the risk of default on a related Commercial Mortgage-Backed Security. In addition, the repayment of the commercial mortgage loans underlying Commercial Mortgage-Backed Securities will typically depend upon the future availability of financing and the stability of real estate property values.
Most commercial mortgage loans are nonrecourse obligations of the borrower, meaning that the sole remedy of the lender in the event of a default is to foreclose upon the collateral. As a result, in the event of default by a borrower, recourse may be had only against the specific property pledged to secure the loan and not against the borrower's other assets. If borrowers are not able or willing to refinance or dispose of the property to pay the principal balance due at maturity, payments on the subordinated classes of the related Commercial Mortgage-Backed Securities are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes may only be determined after a foreclosure of the mortgage encumbering the property and if the mortgagee takes title to the property upon liquidation of the property. Factors such as the title to the property, its physical condition, and financial performance, as well as governmental disclosure requirements with respect to the condition of the property, may make a third party unwilling to purchase the property at a foreclosure sale or for a price sufficient to satisfy the obligations with respect to the related Commercial Mortgage-Backed Securities. The condition of a property may deteriorate during foreclosure proceedings. Certain obligors on underlying mortgages may become subject to bankruptcy proceedings, in which case the amount and timing of amounts due under the related Commercial Mortgage-Backed Securities may be materially adversely affected.
In general, any losses on a given property, the lien on which is included in a Commercial Mortgage-Backed Security, will be absorbed first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, and then by the "first loss" subordinated security holder to the extent of its principal balance. Because the Fund intends to invest in both senior classes and subordinated classes of Commercial Mortgage-Backed Securities, in the event of default, the equity support, the reserve fund and any debt classes junior to those in which the Fund invests will bear losses prior to the Fund. However, there can be no assurance that the Fund will be able to recover all of its investments in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline, the Fund may bear significant losses.
General Characteristics of Agency Mortgage-Backed Securities -- The investment characteristics of Agency Mortgage-Backed Securities differ from traditional debt securities because the volatility of Agency Mortgage-Backed Securities is affected by changes in both prepayment rates and interest rates. Interest payments and principal repayments on Agency Mortgage-Backed Securities are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases Agency Mortgage-Backed Securities at a premium, a prepayment rate that is faster than expected will reduce both the market value and income from that which was anticipated, while a prepayment rate that is slower than expected
                                       10
will have the opposite effect of increasing income and market value. Conversely, if the Fund purchases Agency Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, income and market value. The Adviser will seek to reduce prepayment and interest rate risks (and increase potential benefits) by investing in a variety of such securities and by using hedging techniques.
Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, death, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Portfolio was earning on the Agency Mortgage-Backed Securities that were prepaid.
All of the Agency Mortgage-Backed Securities in which the Fund invests are traded in over-the-counter markets rather than on exchanges. The size of spreads between bid and asked prices in over-the-counter markets for Agency Mortgage-Backed Securities depends upon a number of factors, including the outstanding principal amount of the particular security, the number of dealers making markets in the security, the length of time that a particular type of security has been trading in the market and the perceived volatility of the price of the security. Some of the Agency Mortgage-Backed Securities in which the Fund invests, in particular U.S. Government Agency Mortgage-Backed Securities backed by fixed rate mortgages having interest rates above current market rates ("High Coupon Agency Mortgage-Backed Securities"), may trade with a wider spread between the bid and asked quotations than do other fixed-income securities, such as U.S. Government Securities or U.S. Government Agency Mortgage-Backed Securities backed by fixed-rate mortgages having current market interest rates. The spread between the bid and asked quotations is taken into account, among other things, in the determination of the value of each security held by the Fund and, therefore, in the determination of the net asset value per share of the Fund. See "Determination of Net Asset Value; Valuation of Portfolio Securities" in the Statement of Additional Information. If the Fund is forced on short notice to sell a security for which the spread between bid and asked quotations is wide, as a result of requests for redemption of a large number of shares or for some other reason, the Fund might not be able to obtain the same price for such security as it would if it were able to take a longer period of time to seek the most efficient execution of its proposed sale.
Adjustable Rate Mortgage Securities ("ARMS") -- Unlike investments in pools of fixed-income mortgages which decline in value during periods of rising interest rates, investments in ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the interest rates on the underlying mortgages, resulting in both higher current yields and lower price fluctuations. However, the Fund will not benefit from increases in interest rates if interest rates rise to the point where they would cause increases in the interest rates on the adjustable rate mortgages underlying its ARMS to exceed the maximum allowable annual or lifetime reset limits, which are described more fully below, for particular mortgages.
Adjustable rate mortgages eligible for inclusion in a mortgage pool usually provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment, based, subject to the applicable limitations discussed below, on changes in an applicable index.
Adjustable rate mortgages provide that the mortgage interest rate may not be adjusted above some applicable lifetime maximum rate or below some applicable lifetime minimum rate. In addition, certain adjustable rate mortgages provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Other adjustable rate mortgages provide instead for limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an adjustable rate mortgage, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess further reduces the principal balance of the adjustable rate mortgage in the same manner as a partial prepayment.
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The index applicable to adjustable rate mortgages will normally be either the
One Year Treasury Index, the Cost of Funds Index or the London Interbank Offered Rate ("LIBOR"), which are discussed further in the Fund's Statement of Additional Information.
CMOs (Agency/Private Label) -- Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semi-annual basis. The principal of, and interest on, the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on Mortgage Assets to the various classes of a series of CMOs is to create certain tranches on which the expected cash flows have a higher degree of predictability than the underlying Mortgage Assets. As a general matter, the more predictable the cash flows are on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Agency Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Agency Mortgage-Backed Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying Mortgage Assets, the market prices of, and yields on, these tranches tend to be highly volatile. Subordinated Tranches of CMOs. The Fund may invest to a significant degree in subordinated tranches of CMOs. Subordinated tranches of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior tranches and also have subordinate rights as to receipt of interest distributions. Such subordinated tranches are subject to a greater risk of nonpayment than are senior tranches or CMOs backed by third party credit enhancement. In addition, an active secondary market for such securities is not as well developed as the market for certain other Mortgage-Backed Securities. Accordingly, such subordinated CMOs may have limited marketability and there can be no assurance that a more efficient secondary market will develop.
CMOs Backed by Mortgages on Multi-Family Dwellings. The Fund may invest to a significant degree in CMOs backed by mortgages on multi-family dwellings. Such mortgages are subject to risks generally not associated with mortgages on single family homes, including vacancy rates, increases in operating expenses, regulatory requirements and environmental liability concerns. In addition, such securities may have limited marketability and there can be no assurance that a more efficient secondary market will develop. Multi-family dwellings can be affected significantly by supply and demand in the market for the type of property securing the loan and therefore may be subject to adverse economic conditions. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow of the property. Mortgages on multi-family and commercial real estate properties often are structured so that a substantial portion of the loan principal is to be repaid at maturity. Repayment of such principal may depend on the ability of the borrower to obtain new financing. CMOs backed by mortgages on multi-family dwelling may be backed by fewer mortgages involving fewer borrowers than is the case for Mortgage-Backed Securities backed by mortgages on single-family homes. Accordingly, the event of a single default or insolvency of a single borrower may have a greater adverse impact than would be the case for Mortgage-Backed Securities backed by mortgages on single-family homes. Mortgages on multi-family dwellings are often nonrecourse to the borrower.
Credit Support. Mortgage-Backed Securities and Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of
                                       12
such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
The ratings of Mortgage-Backed Securities and Asset-Backed Securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.
Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.
Whole Loans -- The timely payment of interest and principal on a Whole Loan is secured by an income producing property and, therefore, is dependent upon performance and payments by the lessees under the related leases and the successful operation of the underlying property, rather than its liquidation value. If the net operating income from the underlying property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the Whole Loan may be impaired. Furthermore, the liquidation value of the property may be adversely affected by risks generally incidental to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; and other factors which are beyond the borrower's, the issuer's, or the property manager's control. Whole Loans may be considered illiquid securities. See "Risk Considerations-Less Marketable and Illiquid Securities" herein. Additionally, the borrower may be obligated to cause standard hazard insurance to be maintained with respect to an underlying property. Insurance with respect to extraordinary hazards such as earthquakes is not always required, and insurance may not be available (or is available only at prohibitively expensive rates) with respect to many other risks, including those listed above. In addition, there is no assurance that any loss incurred will not exceed the limits of policies obtained.
In addition, the borrower's ability to make payments in respect of a Whole Loan largely depends on the ability of tenants to perform on their rental obligations under existing leases and the ability of the borrower to continue to lease a substantial portion of the property upon terms which do not adversely affect the property's cash flow. As the leases expire or lessees default, the demand for, and supply of, rental space in general from time to time may affect the property's occupancy rate and the rental rates obtained and concessions, if any, granted on new leases or re-leases of space, which may cause fluctuations in the cash flow from the operation of the property. Such fluctuations may affect the amount and timing of payments on the Whole Loan.
Furthermore, Whole Loans with balloon payments involve a greater degree of risk of payment because the ability of a borrower to make a balloon payment will depend upon its ability to either refinance the loan or to sell the related property. The ability and desire of the borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the property, the physical and financial condition and operating history of the property, tax laws, prevailing general economic and market conditions and the availability of credit for commercial real estate projects, generally. In addition, the value of commercial properties depends, in part, on the fitness of such properties for a particular purpose. Thus, no assurance can be given that other parties will find such property sufficient for the purpose for which it is currently being used.
REIT Debt Securities -- Investing in REIT Debt Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general which include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds;
                                       13
over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and changes in interest rates. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. The Fund may invest in the debt securities of new or unseasoned REIT issuers and it, therefore, may be difficult or impossible for the Adviser to ascertain the value of each of such REITs' underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax or distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted-living homes, may be affected by federal regulations concerning the health care industry.
REITs (especially mortgage REITs) and REIT Debt Securities are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Less Marketable and Illiquid Securities -- The Fund may not invest more than 15% of its net assets in securities for which the secondary trading market is not as well developed as the markets for certain Mortgage-Backed Securities or that are otherwise considered less marketable or illiquid. Liquidity relates to the ability of the Fund to readily dispose of securities and the price to be paid therefor, but does not generally relate to credit risk or the likelihood of receipt of cash at maturity. Securities which have limited marketability or which may be regarded as illiquid under current guidelines of the staff of the Securities and Exchange Commission may include certain subordinated CMO tranches, certain CMOs backed by mortgages on multi-family dwellings, Whole Loans, certain hedging instruments, including interest rate collars, caps and floors, forward commitments, over-the-counter options, mortgage swaps and futures and options on Mortgage-Backed Securities. Securities may be less marketable or illiquid because of the absence of registration under the Securities Act of 1933, contractual restrictions on transfer, the small size of the issue (relative to issues of comparable securities) or, particularly in the case of recently developed securities, undeveloped or partially developed trading markets. Investment in illiquid securities may expose the Fund to greater risks or costs. The Fund may not be able to sell less marketable or illiquid instruments when the Adviser considers it desirable to do so or may have to sell them at a price lower than could be obtained if they were more marketable. These factors may have an adverse impact on net asset value. Less marketable and illiquid securities may be more difficult to value due to the unavailability of reliable market quotations. Also, the sale of less marketable securities may require more time and result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of more marketable securities.
Investment Grade Securities -- The ratings assigned to securities by a Rating Agency reflect such Agency's assessment of the issuer's creditworthiness, ability to make timely repayments of principal and interest and the nature and quality of the collateral underlying the obligation. Securities rated in the fourth highest rating category by a Rating Agency are investment grade but have certain speculative characteristics. For example, securities rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. Moody's states that securities rated Baa are considered medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. Securities rated BBB by Duff & Phelps have below average protection but are still considered investment grade securities. The Fund's investment in securities rated at the time of investment in the second, third or fourth highest rating category by a Rating Agency incrementally increases the risk of nonpayment and of significant delay in payment on such securities. Nonpayment or delay could have an adverse impact
                                       14
on the net income and dividends of the Fund. The Fund may retain in its portfolio securities whose ratings have been downgraded to below the fourth highest rating category by a Rating Agency, although the Fund anticipates that not more than 5% of its total assets, if any, will consist of securities whose ratings have been so downgraded. Rating downgrades may adversely affect the value of a security and may have an adverse effect on the net asset value of the Fund.
Repurchase Agreements -- The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral will be marked-to-market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining overnight flexibility in pursuit of investments of a longer-term nature.
The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Also, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
Lending of Securities -- The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans). The lending of portfolio securities involves certain risks arising out of an extension of credit. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.
Borrowing -- The Fund is authorized to borrow for temporary or emergency purposes such as the meeting of redemption requests that might otherwise require the untimely disposition of securities or for hedging purposes. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund.
Hedging Transactions -- The Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate collars, caps and floors, to preserve a return or spread on a particular investment within the portfolio or its entire portfolio and to manage the effective maturity or interest rate sensitivity of its portfolio. Hedging transactions may also be used to attempt to protect against possible declines in the market value of the Fund's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect any unrealized gains in the value of the Fund's portfolio securities, to facilitate the sale of such securities or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular hedging transaction is a function of market conditions. Further hedging transactions may be used by the Fund in the future as they are developed or deemed by the Board of Directors of the Fund to be appropriate and in the best
                                       15
interest of investors in the Fund. The Fund intends to use these transactions as a hedge against market fluctuations and not as speculative investments. The Fund may also purchase and sell (or write) options on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts, as described below.
The Fund may employ a variety of hedging transactions as described below and there can be no assurance that any such transaction used will succeed. The principal risks relating to the use of hedging transactions are: (a) possible imperfect correlation between changes in the value of the hedging instrument and the changes in the market value of the underlying securities; (b) possible lack of a liquid secondary market for closing out or offsetting a hedging position;
(c) losses on hedging positions resulting from general movements in securities prices or interest rate movements not anticipated by the Adviser, and (d) the possibility that the Fund could be obligated to pay variation margin on a hedging position at a time when it would be disadvantageous to do so. While the use of hedging transactions should tend to minimize the risk of loss resulting from a decline in the value of hedged portfolio securities, these transactions will tend to limit any potential that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.
Reverse Repurchase Agreements and Dollar Roll Agreements. The Fund may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement or a dollar roll agreement, the Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under generally accepted accounting principles, reverse repurchase agreements and dollar roll agreements are generally regarded as a form of borrowing. At the time the Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund's ability to enter into reverse repurchase agreements and dollar roll agreements is not limited except by the requirement to maintain assets in segregated accounts. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of their sale by the Fund may decline below the price of the securities the portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision. Investors should be aware that the Fund will enter into reverse repurchase agreements, which may be considered to be a form of borrowing and, therefore, involve the use of leverage. The use of leverage involves special risks in that, while providing increased opportunities for income, the use of leverage also means that any losses will be magnified. The use of reverse repurchase agreements also involves certain fees and costs to the Fund.
When-Issued Purchases and Forward Commitments. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the Fund's Custodian and will be marked-to-market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date which can result in a gain or loss due to market fluctuation subsequent to the time when the commitment was originally made. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course, which may take substantially more than three business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
                                       16

Short Sales. The Fund may also make short sales of securities as a form of hedging to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. Such borrowings may expose the Fund to increased risks or costs. The Fund may have to pay a fee to borrow particular securities and is obligated to return any payments received on such borrowed securities.
The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. The Fund is due to receive only interest payments on the deposited collateral during the term of the borrowing.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without regard to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical securities. Calls and Puts on Securities and Related Options. The Fund may engage in various put and call transactions. The Fund may hedge through the use of call options ("calls") on U.S. Treasury securities and Mortgage-Backed Securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be "covered" while the call is outstanding (i.e., the seller owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are "cash settled" (i.e., the seller pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.
The Fund may hedge through the use of put options ("puts") that relate to U.S. Treasury securities and Mortgage-Backed Securities (whether or not it holds such securities in its portfolio) or on indices of securities. The Fund may purchase puts on these securities and may also sell puts on these securities or indices if such puts are secured by segregated liquid assets. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to be segregated liquid assets. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.
A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options. The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying security does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying security directly instead of purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, but to sell the underlying security, such potential option purchaser might have less of a loss. An option purchaser does not
                                       17
have the choice of "waiting out" an unexpected decrease or increase in the price of the underlying fixed income security beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.
The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option. The Fund's ability to close out its position as a writer or purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities are considered illiquid. The Fund will engage in OTC Option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.
The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
Futures Contracts and Related Options. The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.
Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.
Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions or be undertaken incidental to the Fund's activities in the securities
                                       18
markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund's total assets. The Adviser reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.
The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedge position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Adviser's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.
Eurodollar Futures Contracts and Related Options. The Fund may make investments in Eurodollar futures contracts and options thereon for hedging purposes only and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures contracts and options thereon are essentially U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short term borrowings and floating rate securities are linked. When the Fund enters into a futures contract, it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.
Interest Rate Transactions. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.
The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.
The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each
                                       19
interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.
The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Subordinated Securities -- Credit enhancement in the form of subordination provides for the issuance of a senior class of certificates which are generally rated at least AA/Aa by any of the Rating Agencies and one or more classes of subordinated certificates which bear ratings lower than the senior certificates or are non-rated. Holders of either the senior or the subordinated certificates will ordinarily be entitled to a pro rata share of distributions of principal and interest. However, in the event that delinquencies and defaults on the underlying mortgage loans cause a shortfall in the distributions to the senior certificates, distributions otherwise payable to the subordinated certificates will be distributed to the senior certificates to the extent required. The characteristics of the mortgage loans and other credit enhancement features will determine the size of the subordinated interest required to obtain the desired rating on the senior securities.
The Fund may invest in subordinated certificates. To compensate for the greater risk of loss on, and illiquidity of, the subordinated certificates, the yields on subordinated certificates are generally substantially higher than those available on senior certificates. To the extent that actual delinquency and loss experience is greater than anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, a portion of the principal could be lost; to the extent that such experience is more favorable than anticipated, the return on the subordinated certificates will be increased. Non-Diversification -- As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. Non-diversification may present greater risks for the Fund than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of any taxable year, not more than 25% in value of the Fund's total assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses. The limitations described in this paragraph regarding qualification under Subchapter M of the Code as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Distribution and Tax Matters" herein).
PURCHASES AND REDEMPTIONS OF SHARES
Distributor
Hyperion Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the shares of the Fund pursuant to its Distribution Agreement with the Fund. Investors may open accounts in the Fund only through the exclusive Distributor for the Fund. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Adviser pays the expenses incurred in the distribution of the Fund's shares. Purchases and Sales of Shares
The Fund's shares are sold on a continuous basis and may be purchased upon receipt of a purchase order by the Distributor at the current net asset value of such shares which is computed daily. The minimum initial investment in the Fund is $100,000. The minimum additional investment is $5,000. The minimum initial and subsequent investments may be
                                       20
waived for employees of the Adviser, Hyperion Capital Management, Inc. and Equitable Real Estate Investment Management, Inc. Shares of the Fund may be purchased at the public offering price, which is the net asset value next determined after the purchase order is transmitted to and accepted by the Distributor. Payment may be made by check, but shares are issued only upon receipt of full payment. No exchange privilege is currently available between the Fund and any other Fund.


  METHOD         THROUGH                   INITIAL (MINIMUM) INVESTMENT

  By
  Mail:
            State Street Bank   Complete application and mail with check made
                                payable to "Equitable Real Estate Hyperion
                                Mortgage Opportunity Fund, Inc." to: [the
                                Fund, c/o State Street Bank]

    By
   Wire:
            State Street Bank                        $100,000
                                Call (617) 985-7183 to obtain a Shareholder
                                Account Number. Then contact your bank and request it to wire federal funds as specified below. You must provide all information requested below. Investors making initial investments by wire must promptly complete a Purchase Application and mail it to State Street Bank and Trust Company, Attn: Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. at the address on the back cover. The application may also be sent via facsimile.

  Wire federal funds to: State Street Bank & Trust Co., ABA #011000028, Account Number 99039513, for Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. Include your name, Shareholder Account Number and social security number.

  METHOD             ADDITIONAL (MINIMUM) INVESTMENT

  By
  Mail:
           Mail check made payable to "Equitable Real Estate
           Hyperion Mortgage Opportunity Fund, Inc."
           Include account number on check
    By
   Wire:
                                 $5,000
           Contact your bank and request it to wire federal funds as specified below. You must provide all information requested below.
  Wire fe
  Number
  Inc. In


The Distributor, at its expense, may from time to time provide promotional incentives to dealers who sell shares of the Fund. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund. Shares of the Fund may be purchased at the public offering price through a securities broker or bank or other financial institution (a "Dealer") which has a sales or agency agreement with the Distributor.
Redemptions
A shareholder may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is received and accepted by the Distributor. The proceeds of an effective redemption request will be paid within seven days. In some cases the Fund may require the furnishing of additional documents. A shareholder will be charged a fee for a wire redemption (currently $8) equal to the fee charged for such redemption by the Fund's Custodian.
The Fund will not make redemption proceeds available until a shareholder's check (including a certified or cashier's check) received for purchase of those shares being redeemed has been cleared by the bank on which it is drawn, which could take up to fifteen days. A Fund shareholder may avoid any delay in redemption proceeds being available by purchasing shares by federal funds wire.
The Fund has the right at its option and currently intends to redeem all of the shares in any account in which there are fewer than a specified minimum number of shares (currently 50 shares or 20 for an IRA). Written notice of at least 60 days will be given to a shareholder before any such redemption is effected, but no redemption will occur if the shareholder increases the number of shares to the specified number of shares by the end of the notice period.
The value of shares redeemed may be more or less than the shareholder's cost, depending on the Fund's performance during the period the shareholder owned its shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. The Fund will not make redemptions in kind. Distribution Options
A shareholder may elect to receive dividends and capital gain distributions in either cash or additional shares of the Fund. Unless otherwise specified in writing by a shareholder, all dividends and capital gain distributions will be reinvested in additional shares. For further information on distributions, see "Distributions and Taxes."
                                       21

PERFORMANCE INFORMATION
Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. The Fund may provide period and average annualized "total return." The "total return" refers to the change in the value of an investment over a stated period, reflects any change in net asset value per share, and includes the value of any shares purchasable with any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total return is a compounded total rate of return which assumes that the period total rate of return is generated over a number of 52-week periods, and that all dividends and capital gain distributions are reinvested.
The Fund may provide annualized "yield" quotations. The "yield" of the Fund refers to the income generated by an investment over a 30-day or one month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then annualized, that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of investment. A yield quotation, unlike a total return quotation, does not reflect changes in net asset value. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its "distribution rate," which reflects all dividends paid (including returns of capital, if any), or the income reported in the Fund's financial statements.
From time to time the Fund may also use comparative performance information in such an advertisement or communication, including data from Lipper Analytical Services, Inc., Bank Rate Monitor and other industry publications. The Fund may also compare its performance to the current interest rate paid on a ten year U.S. Treasury Note.
See the Statement of Additional Information of the Fund for further information concerning the calculation of yield and any total rate of return quotations. MANAGEMENT OF THE FUND
The Fund's Board of Directors which is responsible for the overall management and supervision of the Fund has employed Equitable Real Estate Hyperion Capital Advisors, L.L.C. to serve as investment adviser of the Fund. For information about the Directors and Officers of the Fund, see "Management of the Fund" in the Statement of Additional Information.
Investment Adviser
The Adviser provides advice to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Directors of the Fund may determine, the Adviser makes investment decisions for the Fund. For its services under the Advisory Agreement, the Adviser receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.35% of the Fund's average daily net assets.
The Adviser is a limited liability corporation formed under the Delaware Limited Liability Company Act and provides investment advisory, administrative, financial and clerical services to clients whose principal investment objective is to invest in Commercial Mortgage-Backed Securities. The Adviser is owned equally by Equitable Real Estate Investment Management, Inc. and Hyperion Capital Management, Inc. The Fund is currently the only open-end investment company advisory client of the Adviser. The Fund's primary day-to-day investment management decisions will be made by an investment committee, and no person(s) is primarily responsible for making recommendations to that committee. Information regarding the Fund's performance is set forth in the Fund's Annual Report, which will be available without charge, upon request, from the Fund. Hyperion Capital Management, Inc. ("HCM") is a wholly-owned subsidiary of Hyperion Partners. Hyperion Partners primarily seeks investments in the financial services, housing and real estate industries and assists in the development of the properties in which it invests. The sole general partner of Hyperion Partners is Hyperion Ventures, L.P., a Delaware limited partnership ("Hyperion Ventures"). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice-Chairman of Salomon Brothers Inc., is the Chairman of the Board of HCM and a Director of the Fund. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. As of April 30, 1995, HCM acts as investment manager for clients with assets in excess of $4 billion. The business address of HCM is 520 Madison Avenue, New York, New York 10022.
                                       22

Equitable Real Estate Investment Management, Inc. ("EREIM"), a subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), is a full service investment adviser with experience in investing and managing commercial real estate assets for institutional lenders and owners. As of December 31, 1994, EREIM managed approximately $35 billion in real estate and mortgage investments for its clients, which include pensions funds, international investors, insurance companies and other financial institutions. EREIM also is one of the nation's leading advisors to pension funds regarding investments in U.S. real estate. As of December 31, 1994, EREIM managed approximately $11.0 billion in tax-exempt equity assets.
EREIM is headquartered in Atlanta, Georgia and has 14 regional offices located throughout the United States. Through its network of regional offices, EREIM manages more than 228 million square feet of retail, office, industrial and apartment properties nationwide. The firm's regional operations are full service offices with accounting, valuation and leasing professionals, asset and property managers, and acquisition and disposition specialists. EREIM's regional office system is designed to allow the company to monitor buy-sell opportunities closely and act quickly on opportunities.
The Adviser provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors and officers of EREIM or HCM. The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund. In addition, the Adviser provides the Fund with the unique expertise of its two owners. With respect to the Adviser, EREIM's personnel provide investment research, acquisition and asset management services to assist the Adviser in underwriting, due diligence and portfolio management activities with respect to the commercial real estate collateral underlying the Fund's investments and provides the Adviser with personnel to perform real estate evaluation services used in developing credit evaluation and pricing models. HCM provides personnel to the Adviser to provide quantitative research, trading, portfolio management, administration, compliance and finance services to the Adviser in connection with its underwriting, due diligence and portfolio management activities with respect to the securities in which the Fund may invest. Further, HCM personnel provide quantitative modeling services to the Adviser to assist in developing credit evaluation and pricing models.
Certain affiliates of the Adviser engage in real estate-related activities, including but not limited to acting as the servicer of a pool of Commercial Mortgage-Backed Securities; underwriting and issuing Commercial Mortgage-Backed Securities; serving as market-maker of Commercial Mortgage-Backed Securities; originating loans that underlie Commercial Mortgage-Backed Securities; acting as the borrower of a mortgage that underlies Commercial Mortgage-Backed Securities; and purchasing Commercial Mortgage-Backed Securities for their own accounts or accounts over which they have control. Because the 1940 Act prohibits certain affiliated transactions involving the Fund and certain affiliates of the Fund, in the absence of exemptive relief, the Fund may be prohibited from purchasing Commercial Mortgage-Backed Securities with respect to which an affiliate of the Adviser acted in one or more of the above capacities. The Adviser does not anticipate that this restriction will have any significant adverse effect on its ability to manage the Fund. However, the Adviser may seek exemptive relief to permit the Fund to engage in certain transactions involving affiliates under conditions designed to eliminate or minimize any potential conflict of interest. Administrator
Pursuant to an Administrative Services Agreement, the Adviser supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund. The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as certain officers of the Fund. Such officers may be directors, officers or employees of the Adviser or its affiliates. For its administrative services to the Fund, the Adviser receives a fee from the Fund at a rate equal, on an annual basis, to 0.20% of the average daily net assets of the Fund.
DISTRIBUTIONS AND TAX MATTERS
The Fund intends to qualify and to be treated as a regulated investment company for federal income tax purposes. Accordingly, the Fund should not be subject to federal income tax on the portion of its investment company taxable income (including any net capital gain) it distributes to shareholders in a timely manner. In addition, to the extent the Fund
                                       23
distributes to shareholders in a timely manner at least 98% of its taxable income (including any net capital gain) it should not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Distributions to Shareholders
The Fund intends to declare daily and distribute monthly distributions to its shareholders of net investment income. The Fund reserves the right to include net short-term gains, if any, in such monthly distributions. Long term capital gains and undistributed net short term gains, if any, will be distributed once annually. "Net investment income," as used above, includes all dividends, interest and other income earned by the Fund, net of the Fund's expenses. Notices will be provided in accordance with Section 19 of the 1940 Act.
A shareholder may elect to receive dividends and capital gain distributions in either cash or additional shares of the Fund. Unless otherwise specified in writing by a shareholder, all dividends and capital gain distributions will be paid on the payment date in additional shares of the kind having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividend or realize any capital gains distributions. Notwithstanding the above, the Fund currently intends to pay dividends, if any, on a monthly basis and capital gains, if any, annually.
Distributions to shareholders attributable to the Fund's interest income and net short term capital gains are taxable as ordinary dividend income whether paid in cash or reinvested in additional shares. It is not anticipated that any of such dividends will qualify for the dividends received deduction for corporate shareholders. Capital gain dividends, which are designated as distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss, if any), are taxable as long term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held. Net capital gains of taxpayers who are individuals are currently taxed at a maximum rate of 28%. Net capital gains of corporate taxpayers are currently taxed at the same rate as is applicable to ordinary income. The deduction of capital losses by the Fund, and the deduction of capital losses by shareholders with respect to shares in the Fund, is subject to limitations. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions of ordinary income or net capital gain will be taxable even though the net asset value of shares of the Fund is reduced by the distribution.
Dividends and distributions are generally taxable to the shareholders at the time the dividend or distribution is made (even if reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year, will be treated as received by the shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year.
The amount and character of the taxable income or tax loss of the Fund will depend upon the application of a number of complex and/or uncertain aspects of federal income tax law. In particular, certain securities issued or acquired by the Fund (including regular interests in REMICs within the meaning of Section 860D of the Code) may be treated as having original issue discount ("OID") for federal income tax purposes. A security will be treated as having OID if its stated redemption price at maturity exceeds its issue price by more than a statutory de minimis amount. In the case of any security treated as having OID, the Fund would be required to accrue a portion of the OID daily as interest income even though it would not actually receive the cash payment of such income until a later period. A similar problem may arise with respect to residual interests in a REMIC.
A "market discount bond" is a security purchased at a market discount, subject to a statutory de minimis exception. For this purpose, a purchase at a market discount includes a purchase at or after the original issue at a price below the stated redemption price at maturity. A portion of the securities to be acquired by the Fund may be acquired at a market discount. Any gain from the disposition of a security that was originated after July 18, 1984 and acquired by the Fund at a market discount will be treated as ordinary income to the extent the gain does not exceed the accrued market discount. Holders of market discount securities are required to include as ordinary income any partial principal payment on the loan, to the extent such payment does not exceed the accrued market discount on such security, even if the holder eventually disposes of the security prior to maturity at a loss.
                                       24

Back-up Withholding. Under certain provisions of the Code, some shareholders may be subject to a 31% "back-up withholding" on reportable dividends, capital gains distributions and redemption payments. Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to back-up withholding. An individual's taxpayer identification number is his or her Social Security number.
Back-up withholding is not an additional tax and may be credited against a taxpayer's federal income tax provided the shareholder provides the necessary information.
Investment Expenses. Investment expenses incurred by the Fund are expected to be allowable deductions for individual shareholders only to the extent such expenses, together with other miscellaneous itemized deductions of the shareholder, exceed 2% of the shareholder's adjusted gross income.
Other Taxation. Dividends and capital gains distributions may also be subject to state, local and foreign taxes.
Shareholders who are not U.S. citizens or residents should be aware that distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and shareholders should consult their own tax advisers in this regard.
Entities that generally qualify for an exemption from federal income tax, such as many pension trusts, are nevertheless taxed on "unrelated business taxable income." A tax-exempt entity's dividend income from the Fund and gain from the sale of shares in the Fund or the Fund's sale of securities is not expected to constitute unrelated business income to such tax-exempt entity unless the acquisition of the share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.
Before investing in the Fund, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Fund; (b) whether the investment satisfies the diversification requirement of
Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Fund are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."
Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Fund.
The Fund will send written notice to its shareholders regarding the tax status of all distributions made during each year.
OTHER INFORMATION CONCERNING SHARES OF THE FUND
Net Asset Value
The Fund determines the net asset value of each of its shares on each day that the Adviser is open for business (a "Pricing Day"). A list of those days appears in the Statement of Additional Information. This determination is made once during each Pricing Day as of 4:00 p.m. New York time, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding.
The Fund values each of its securities based on a variety of factors including the current bid and asked price. See "Determination of Net Asset Value; Valuation of Portfolio Securities" in the Statement of Additional Information. The Fund values any securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund on the basis of valuations provided by dealers. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
                                       25

Expenses
The Fund pays all of its expenses, including the compensation of its respective Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund; insurance premiums; amortization of organizational expenses; and expenses of calculating the net asset value of the shares of the Fund.
The Fund will also pay all expenses of issuing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder and Board of Directors' meetings; and expenses relating to the registration and qualification of shares of the Fund. The Adviser will pay all expenses of distributing shares and all expenses of printing and mailing prospectuses and sales literature to prospective investors.
The Fund will also pay the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's Custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors; and the advisory and administrative fees payable to the Adviser under the Advisory Agreement and the Administrative Services Agreement, respectively.
Description of Shares, Voting Rights and Liabilities
Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. was incorporated in Maryland on May 30, 1995. The authorized capital stock consists of twenty billion shares of common stock having a par value of one-tenth of one cent ($.001) per share. The Fund is currently the only series. The Articles of Incorporation provide for the creation of separate classes of outstanding common stock.
Each share of a series represents an interest in the series represented by each other share in the series. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Fund is not required to and has no current intention to hold annual meetings of shareholders, although the Fund will hold special meetings of shareholders when in the judgment of the Board of Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders also have under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Directors by a specified number of shareholders) the right to remove one or more Directors of the Fund. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders would be entitled to share pro rata in the net assets of the respective series available for distribution to shareholders.
On August 1, 1995, Equitable Real Estate Hyperion Capital Advisors, L.L.C. purchased $100,000 of the Fund's shares at an initial subscription price of $10.00 per share. Based on the foregoing share ownership, the vote of the Adviser may be determinative of the outcome of any matters submitted to the vote of the shareholders of the Fund.
Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.
For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange Commission, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.
TRANSFER AGENT, CUSTODIAN AND ACCOUNTING AGENT
The Fund has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") which acts as transfer and accounting agent for the Trust (the "Transfer and Accounting Agent"). The Transfer
                                       26
and Accounting Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to a Custodian Agreement, State Street also acts as the custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Securities held by the Fund may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Fund.
The Fund's Statement of Additional Information, dated September 12, 1995, contains more detailed information about the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) the Directors, officers and administrator of the Fund, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) additional performance information, including the method used to calculate yield and total rate of return quotations of the Fund, (vi) the determination of the net asset value of shares of the Fund, and (vii) an audited balance sheet dated as of August 29, 1995.
COUNSEL AND INDEPENDENT ACCOUNTANTS
Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Messrs. Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, have been selected as independent accountants for the Fund.
                                       27

                       This Page Intentionally Left Blank
                                       28

                         EQUITABLE REAL ESTATE HYPERION
                        MORTGAGE OPPORTUNITY FUND, INC.
                                 SERIES A-1995
                               520 Madison Avenue
                            New York, New York 10022
                                 (212) 980-8400
Statement of Additional Information
September 12, 1995
     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated September 12, 1995 (the "Prospectus"), through which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting Hyperion Distributors, Inc., which is the distributor of shares of the Fund at [1-(800) Hyperion].
     The Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus.
Table of Contents


  1.  The Fund..........................................      1
  2.  Investment Objective, Policies, Risks and
        Restrictions....................................      1
  3.  Performance Information...........................      4
  4.  Determination of Net Asset Value; Valuation of
        Portfolio Securities............................      5
  5.  Tax Status........................................      5
  6.  Management of the Fund............................      6
  7.  Counsel and Independent Accountants...............      9
  8.  Portfolio Transactions............................      9
  9.  How to Purchase and Redeem Shares.................     10
 10.  Description of Shares, Voting Rights and
        Liabilities.....................................     10
 11.  Description of Ratings............................     10
 12.  Financial Statements..............................     10


1. THE FUND
Series A-1995 (the "Fund") is a series of Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. (the "Company"), a non-diversified, open-end management investment company. Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. was organized as a corporation under the laws of the State of Maryland on May 30, 1995. The Adviser manages the investments of the Fund from day to day in accordance with the Fund's investment objective and policies. The selection of investments for the Fund and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.
Equitable Real Estate Hyperion Capital Advisors, L.L.C., the adviser and administrator of the Fund (the "Adviser" and "Administrator"), manages the Fund and supervises the overall administration of the Fund. The Board of Directors of the Fund provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by Hyperion Distributors, Inc., the Fund's distributor (the "Distributor").
2. INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS
Investment Objective
The investment objective of the Fund is to seek to provide high total return from (i) both short and long term capital gains and (ii) a high level of current income. There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund is fundamental and may not be changed without approval by its shareholders.

Investment Policies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in a portfolio consisting primarily of a variety of different types of commercial mortgage backed securities ("Commercial Mortgage-Backed Securities"). The Fund will invest only in securities which at the time of purchase are investment grade quality.
The following is a discussion of the various investments of and techniques employed by the Fund and is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings herein as in the Prospectus.
Description of the Fund's Investment Securities
U.S. Government Agency Mortgage-Backed Securities
Ginnie Mae Certificates. The Government National Mortgage Association ("Ginnie Mae") is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.
The Ginnie Mae Certificates in which the Fund will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes, (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four family housing units.
Fannie Mae Certificates. The Federal National Mortgage Association ("Fannie Mae" or "FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the United States Government.
Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.
Freddie Mac Certificates. The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
                                       2

Private Pass-Throughs. Pass-Throughs are Mortgage-Backed Securities that are structured similarly to government agency pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates, but are issued by private sector originators of or investors in mortgage loans. Private Pass-Throughs can represent an interest in any of the variety of types of mortgage loans that can back an issue of Mortgage-Backed Securities. Since Private Pass-Throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, they are generally structured with one or more forms of credit enhancement. All of the Private Pass-Throughs purchased by the Fund will have been sold in public offerings registered under the Securities Act of 1933 and will, accordingly, not be subject to restrictions on resale generally imposed upon privately-placed securities.
Adjustable Rate Mortgages -- Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.
A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates. This may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.
LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.
Investment Restrictions
The Fund has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund that would be affected by such a change. A "majority of the outstanding voting securities" as used herein means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. The Fund may not:
 1. Invest 25% or more of the value of the total assets of the Fund in securities of issuers engaged in any one industry (excluding real estate and related industries and U.S. Government securities as defined in the 1940
    Act).
 2. Borrow Money. This restriction shall not apply to (i) borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of
                                       3
    securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made and (ii) hedging techniques described in the Prospectus which may be deemed to be borrowing. While borrowings (excluding items in (ii) above) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.
 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.
 4. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.
 5. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). Subject to state law limitations, the Fund will not invest more than an aggregate of 15% of its net assets in a repurchase agreement maturing in more than seven days and securities that are not readily marketable.
 6. Invest in securities of other investment companies, except that (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.
 7. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.
 8. Make loans of money or property to any person, except through loans of portfolio securities to Qualified Institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund's investment objective and policies and investment restrictions or the temporary investment in repurchase agreements with Qualified Institutions. The Fund may not lend portfolio securities, if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans).
 9. Invest for the purpose of exercising control over management of any company.
10. Purchase real estate or interests therein (including limited partnership interests but excluding Mortgage-Backed Securities, Stripped Mortgage-Backed Securities and similar instruments and REIT Debt Securities) or interests in oil, gas or mineral leases.
11. Purchase or sell commodities or commodity contracts except for hedging purposes.
12. Make any short sale of securities except for short sales against the box and short sales made in connection with hedging transactions.
13. Purchase or retain any securities issued by an issuer, any of whose officers or directors, trustees or security holders is an officer or director of the Fund, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons who individually owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, together own beneficially more than 5% of such shares or securities, or both, all taken at market value.
Percentage and Rating Restrictions. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund will not be considered a violation of policy.
However, if more than 15% of the net assets of the Fund are invested in securities that are not readily marketable or redeemable, the Fund will take steps to reduce the amount of such securities held by the Fund as soon as reasonably practicable.
3. PERFORMANCE INFORMATION
The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.
                                       4

4. DETERMINATION OF NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES
The net asset value of each share of the Fund is determined on each day on which the Adviser is open for business (a "Pricing Day"). As of the date of this Statement of Additional Information, the Adviser is open for business every weekday except for the following holidays (as observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of the net asset value of shares is made once during each Pricing Day as of 4:00 p.m., New York time, by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of Fund shares outstanding in the Fund at the time the determination is made.
Pricing of Securities. A determination of value used in calculating net asset value must be a fair value determination made in good faith by or on behalf of the Fund's Board of Directors in accordance with procedures established by such Board. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investments; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.
5. TAX STATUS
The Fund intends to qualify and elect to be treated as a regulated investment company for federal income tax purposes for its fiscal year ended July 31, 1996, and it intends to do so for future fiscal years. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities (including, but not limited to, gains from options, futures or forward contracts); (b) derive in each taxable year less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities (as defined in the 1940 Act), securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any issuer (other than U.S. Government securities as defined in the 1940 Act or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or related trades or businesses. If the Fund qualifies as a regulated investment company and satisfies a minimum distribution requirement, the Fund will not be subject to federal income tax to the extent that it distributes its income to its shareholders. The minimum distribution requirement is satisfied if the Fund distributes as an ordinary income dividend at least 90% of its investment company taxable income (generally net investment income and the excess of net short-term capital gain over net long-term capital loss and computed without regard to the deduction for dividends paid) for the taxable year.
The Fund may be subject to a nondeductible 4% excise tax which will be imposed if, and to the extent that, the Fund does not distribute by the end of each calendar year (or is not subjected to regular corporate tax in such year on) an amount equal to the sum of (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of each year; and (c) the undistributed income and gains from the preceding years (if any) pursuant to the calculations in (a) and (b). A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year. Such distribution will be treated as received by the shareholders in the calendar year in which the distribution is declared.
                                       5

The Fund intends to engage in various hedging transactions. Under various provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the result of such transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.
The Fund's taxable income will in most cases be determined on the basis of reports made to the Fund by the issuers of the securities in which the Fund invests. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an Internal Revenue Service examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the Internal Revenue Service to the income of the Fund may result in the failure of the Fund to satisfy the minimum distribution requirement described above.
The Fund's fiscal year end is July 31.
6. MANAGEMENT OF THE FUND
The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. Asterisks indicate that those directors are "interested persons" (as defined in the 1940 Act) of the Fund. Except for Mr. Petersen, whose address is 500 East 85th Street, New York, New York 10028, Mr. Shirk, whose address is 823 Longleaf Drive, N.E., Atlanta, Georgia 30342, Mr. Moulthrop, whose address is 1074 Millcreek Manor, Atlanta, Georgia 30342, Mr. Walsh, whose address is 15 East 91st Street, New York, New York 10128, and Messrs. Tibbetts, Smith, Thomas, Bartlett and Wright, whose address is 1150 Lake Hearn Drive, N.E., Atlanta, Georgia 30342, the address of each director and officer is 520 Madison Avenue, New York, New York 10022.
Officers and Directors of the Fund


LEWIS S. RANIERI*                     Chairman and Chief Executive Officer of Ranieri & Co., Inc. (since 1988); in addition,
Director                              President of LSR Hyperion Corp., a general partner of the limited partnership that is the general partner of Hyperion Partners L.P. ("Hyperion Partners") (since 1988). Director and
                                      Chairman of the Board of Hyperion Capital Management, Inc. (since 1989); Chairman of Bank
                                      United of Texas FSB (since 1988) and Hyperion Credit Service Corp. (since 1992); Director and
                                      President of Hyperion Funding 1993 Corp., the general partner of the limited partnership that is the general partnership that is the general partner of Hyperion 1993 Fund L.P.; and, also
                                      Chairman and President of various other direct and indirect subsidiaries of Hyperion Partners.
                                      Formerly Vice Chairman of Salomon Brother Inc. (until 1987). Age 48.
HARRY E. PETERSEN, JR.                Director and/or Trustee of several investment companies advised by Hyperion Capital
Director                              Management, Inc. (1992-Present). Director of Lexington Corporate Properties, Inc. (1993-
                                      Present). Senior Advisor to Potomac Capital (1995-Present). Advisory Board of Polytechnic
                                      University (1995-Present). Consultant to Advisers Capital Management, Inc. (1992-Present).
                                      Consultant to Ewing Capital, Inc. (1993-Present). Formerly Consultant on public and private pension funds (1991-1993). President of Lepercq Realty Advisors (1988-1990). Age 70.
LEO M. WALSH, JR.                     Director and/or Trustee of several investment companies advised by Hyperion Capital
Director                              Management, Inc. (1989-Present). Financial Consultant for Medco Containment Services Inc.
                                      (1994-Present). Financial Consultant for Synetic Inc., a manufacturer of porous plastic materials for health care uses (1989-1994). Formerly President, WW Acquisition Corp. (1989-
                                      1990); Senior Executive Vice President and Chief Operating Officer of The Equitable Life
                                      Assurance Society of the United States ("The Equitable") (1986-1988); Director of The
                                      Equitable and Chairman of Equitable Investment Corporation, a holding company for The
                                      Equitable's investment oriented subsidiaries (1983-1988); Chairman and Chief Executive Officer
                                      of EQUICOR-Equitable HCA Corporation (1987-1988). Age 62.
DOUGLAS A. TIBBETTS*                  President and Chief Operating Officer of Equitable Real Estate Investment Management, Inc.
Director                              since 1989. Director and member of various advisory committees of professional real estate organizations such as National Realty Committee, Society of Industrial & Office Realtors, and
                                      NAIOP. Currently serves as Practitioner/Lecturer at The University of Georgia, Terry College
                                      of Business. Director of various Equitable related companies including: Equitable Real Estate,
                                      Column Financial, Compass Retail, and COMPASS Management and Leasing. Formerly Senior Vice
                                      President in charge of the Dallas office (1982-1988). Age 50.

                                       6








RICHARD D. SHIRK                      President and Chief Executive Officer of Blue Cross and Blue Shield since April 1992. Chairman
Director                              of the Georgia U.S.O.C. Steering Committee and Board Member of Central Atlanta Progress,
                                      Georgia Chamber of Commerce, Georgia Coalition for Health, Metropolitan Atlanta Chapter of the
                                      American Red Cross, Board of Trustee member of Seven Seas Series Mutual Fund, Member of
                                      Atlanta Chamber of Commerce Board of Advisers and Buckhead Coalition. Formerly, Senior Officer
                                      of Equicor (1987-1989) and Senior Vice President of the Central Region for CIGNA (1990-1992).
                                      Age 49.
W. BRUCE MOULTHROP                    Member of the Real Estate Advisory Committee for New York State Teachers' Retirement System
Director                              since 1990 and serving on the Board of Directors for Mitchell's Formalwear Company since 1984.
                                      Formerly, Senior Executive Vice President of Equitable Real Estate Investment Management, Inc.
                                      (1984-1990). Age 57.
EDWARD G. SMITH*                      Senior Executive Vice President of Equitable Real Estate Investment Management, Inc. since
Director, Chairman                    1988. Member of The Equitable Management and Investment Committees (1993-Present). Formerly,
                                      Executive Vice President heading property development, management and administration for The
                                      Equitable (1986-1988). Age 45.
KENNETH C. WEISS*                     Chief Executive Officer of the Adviser since March 1995. President and Chief Executive Officer
Director, President                   of Hyperion Capital Management, Inc. (February 1992-Present). Chairman of the Board,
                                      Director/Trustee and/or officer of several investment companies advised by Hyperion Capital
                                      Management, Inc. (February 1992-Present). Formerly Director of First Boston Asset Management
                                      (1988-February 1992). Director of First Boston Corporation (until 1988). Age 43.
LOUIS C. LUCIDO*                      Managing Director and Chief Operating Officer of Hyperion Capital Management, Inc. (February
Director, Secretary                   1992-Present). Formerly Senior Vice President and Director of Progressive Capital Management
                                      (June 1991-February 1992); Senior Vice President and Manager at Donaldson, Lufkin and Jenrette
                                      (1988-January 1991); Vice President of Smith Barney, Harris Upham & Co. Incorporated (1987-May
                                      1988); Vice President at Merrill Lynch, Pierce, Fenner & Smith (1981-1987). Age 46.
CLIFFORD E. LAI                       Managing Director and Chief Investment Officer, Hyperion Capital Management, Inc. (March
Senior Vice President                 1993-Present). Formerly Managing Director and Chief Investment Strategist for Fixed Income,
                                      First Boston Asset Management (1989-1993); Vice President, Morgan Stanley & Co. (1987-1989).
                                      Age 42.
M. ANDREW THOMAS                      Executive Vice President of Equitable Real Estate Investment Management, Inc. Senior Vice
Director, Senior Vice President       President, Investors, Inc. since 1995. Formerly with Equitable Real Estate's New Business area responsible for the new mortgage origination (1990-1992); managed $250 million equity portfolio for corporate pension client (1988-1992). Age 34.
ROBERT BARTLETT                       Vice President of Equitable Real Estate Investment Management, Inc. since 1988, responsible
Vice President                        for developing and implementing mortgage investment marketing strategy with pension funds and other institutional investors. Co-developed the company's CMBS program and its marketing implementation. Formerly portfolio manager for Gatehouse Apartments of Florida Fund
                                      (1994-1995) and assistant portfolio manager (1990-1992); assistant portfolio manager for
                                      European Fund I (1993-1995). Age 42.
JOHN N. DUNLEVY                       Director of Hyperion Capital Management, Inc. (July 1992-Present). Formerly, Director and
Vice President                        Portfolio Manager, Teachers Insurance & Annuity Association (1988-1992); Assistant Vice
                                      President, Sumitomo Bank Ltd. (1985-1988). Age 36.
KURT L. WRIGHT                        Senior Vice President of Equitable Real Estate Investment Management, Inc. since 1995.
Vice President                        Portfolio manager for Buckhead Strategic Fund which invests in distressed commercial mortgages since 1994 and oversees all commercial mortgage backed securities investing for third-party clients. Formerly with Equitable's Investment Research, where he performed studies of real estate markets and investment strategies (1990-1993); Senior Analyst at Prudential Realty
                                      Group on PRISA portfolio (1988-1990); Editorial Board Real Estate Capital Markets Report
                                      (1993-1995) and Research Committee-National Council Real Estate Investment Fiduciaries
                                      (1990-Present). Age 36.

                                       7








JOSEPH W. SULLIVAN                    Vice President of Hyperion Capital Management, Inc. (August 1995-Present). Formerly, Vice
Treasurer                             President in Merrill Lynch & Co.'s Investment Banking Division; Treasurer and Chief Financial
                                      Officer of several Merrill Lynch subsidiaries. Responsible for all financial reporting, accounting, ministerial and administrative services (1990-1995); Assistant Vice President of
                                      Standard & Poor's Debt Rating Group (1988-1990); Assistant Vice President and Operations
                                      Controller of Shearson Lehman Hutton, Inc., engaged in the identification, analysis and financial administration of public and private real estate investment programs (1983-1987). A
                                      Licensed Certified Public Accountant since 1981. Age 38.
JOSEPH TROPEANO                       Vice President and Compliance Officer of Hyperion Capital Management, Inc. (December
Assistant Secretary                   1993-Present). Formerly Senior Compliance Examiner and Staff Accountant with the investment management section of the Securities & Exchange Commission's northeast regional office
                                      (1988-1993). With Merrill Lynch from 1980 to 1988. Age 34.
THOMAS J. VINCE                       Fund Administrator of Hyperion Capital Management, Inc. (February 1994-Present). Formerly
Assistant Treasurer                   Assistant Treasurer with Lexington Management Corporation (1993-1994); Mutual Fund Manager
                                      with ABD Securities Corporation (1990-1993); Senior Fund Accountant with Furman Selz, Mager,
                                      Dietz & Birney, Inc. (1988-1990). Age 44.
JOSEPH V. ZOLOFRA                     Senior Tax Manager of Hyperion Capital Management, Inc. (1993-Present). Formerly Tax Manager
Assistant Treasurer                   of Ernst & Young Financial Services Office (1988-1993); Tax Manager and Director of Tax
                                      Accounting Services Center of Touche Ross (1985-1988); Senior Tax Consultant (1982-1985). Age
                                      36.


DIRECTORS' COMPENSATION TABLE
(Estimated for the year ended July 31, 1996)


                                                                   Pension or Retirement
                                         Aggregate Compensation   Benefits Accrued as Part      Estimated Annual
Name of Person                                 from Fund              of Fund Expenses      Benefits upon Retirement
Lewis S. Ranieri                                  None                      None                      None
Harry E. Petersen, Jr.                           $7,500                     None                      None
Leo M. Walsh, Jr.                                $7,500                     None                      None
Edward Smith                                      None                      None                      None
Kenneth C. Weiss                                  None                      None                      None
Louis C. Lucido                                   None                      None                      None
Richard D. Shirk                                 $7,500                     None                      None
W. Bruce Moulthrop                               $7,500                     None                      None

                                        Total Compensation from
                                         Fund and Fund Complex
Name of Person                             Paid to Directors
Lewis S. Ranieri                                  None
Harry E. Petersen, Jr.                          $15,000
Leo M. Walsh, Jr.                               $15,000
Edward Smith                                      None
Kenneth C. Weiss                                  None
Louis C. Lucido                                   None
Richard D. Shirk                                $15,000
W. Bruce Moulthrop                              $15,000

Each Director, who is not an interested person of the Fund, receives a base annual fee of $7,500 which is paid by the Fund.
Adviser
Equitable Real Estate Hyperion Capital Advisors, L.L.C. (the "Adviser") manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Directors of the Fund may determine, the Adviser makes investment decisions for the Fund. The Adviser furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority vote of the Fund and by a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.
The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by majority vote of the directors and of the other investors in the Fund (with the vote of each being in proportion to the amount of its investment) or by a vote of majority of the Fund's Board of Directors, or by the Adviser, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or
                                       8
omission in its services to the Fund, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.
The Fund's Prospectus contains additional information regarding the Adviser and a description of fees payable to the Adviser for services under the Advisory Agreement.
Administrator
Pursuant to the Administrative Services Agreement, the Adviser provides the Fund with general office facilities and supervises the overall administration of the Fund; including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund. The Administrator provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates. The Fund's Prospectus contains a description of the fees payable to the Administrator under the Administrative Services Agreement. The Administrative Services Agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the shareholders of the Fund in the case of the Fund or by either party on not more than 60 days' nor less than 30 days' written notice. Transfer Agent, Custodian and Accounting Agent
The Fund has entered into a Transfer Agency and Service Agreement with State Street Bank & Trust Company ("State Street") which acts as transfer and accounting agent for the Fund. Pursuant to a Custodian Agreement, State Street also acts as the custodian of the Funds's assets. For its services, the Custodian will receive compensation as may from time to time be agreed upon by it and the Fund. The Fund's transfer and accounting agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.
7. COUNSEL AND INDEPENDENT ACCOUNTANTS
Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Messrs. Battle Fowler LLP, Price Waterhouse LLP are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.
8. PORTFOLIO TRANSACTIONS
The Fund's purchases and sales of securities usually are principal transactions. Securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Fund does not anticipate paying brokerage commissions on its securities purchases, although it may pay such commissions on futures transactions. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.
Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as the Portfolio. Such an event might also adversely affect the Fund.
                                       9

9. HOW TO PURCHASE AND REDEEM SHARES
The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.
10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The authorized capital stock of the Company, which was incorporated on May 30, 1995 in the State of Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. On August 1, 1995, Equitable Real Estate Hyperion Capital Advisers, L.L.C. purchased $100,000 of the Fund's shares at an initial subscription price of $10 per share.
Under the Company's Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which should cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.
The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.
As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Company provide for any meetings only (a) for the election of directors, (b) approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 25% of all those votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, including the removal of Company directors(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.
11. DESCRIPTION OF RATINGS
See Appendix A.
12. FINANCIAL STATEMENTS
The financial statements included herein have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority, as experts in accounting and auditing.
                                       10

Report of Independent Accountants
To the Shareholder and Board of Directors of
Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. (the "Fund") at August 29, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
August 31, 1995
                                       11

EQUITABLE REAL ESTATE HYPERION MORTGAGE OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
August 29, 1995


Assets:
     Cash..............................................................................   $100,000
     Deferred organization expenses (Note 2)...........................................    100,000
          Total Assets.................................................................    200,000
Liabilities:
     Organization expenses (Note 2)....................................................    100,000
     Commitments.......................................................................         --
          Total Liabilities............................................................    100,000
Net Assets (10,000 shares of $.001 par value shares of common stock issued and
  outstanding; 20,000,000,000 shares authorized).......................................   $100,000
Net asset value per share..............................................................   $100,000

NOTES TO FINANCIAL STATEMENT
NOTE 1
The Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. (the "Fund") was incorporated as a Maryland corporation on May 30, 1995 and has had no operations to date other than matters relating to its organization and registration as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Equitable Real Estate Hyperion Capital Advisors, L.L.C. (the "Investment Adviser") of 10,000 shares of its common stock for an aggregate purchase price of $100,000. The books and records of the Fund will be maintained in U.S. Dollars.
NOTE 2
Organization expenses relating to the Fund incurred and to be incurred by the Investment Adviser will be reimbursed by the Fund. Such expenses, estimated at $100,000, will be deferred and amortized on a straight-line basis for a five year period beginning at the commencement of operations of the Fund. In the event that, at any time during the five year period beginning with the date of the commencement of operations, the initial shares acquired by the Investment Adviser prior to such date are redeemed, by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organization expenses as of the date of such redemption. In the event that the Fund liquidates before the deferred organization expenses are fully amortized, the Investment Adviser shall bear such unamortized deferred organization expenses.
NOTE 3
The Fund intends to enter into an advisory agreement with the Investment Adviser, a Delaware Limited Liability Company equally owned by Equitable Real Estate Investment Management, Inc. and Hyperion Capital Management, Inc., pursuant to which the Investment Adviser will, among other things, supervise the Fund's investment program, and provide investment advisory services to the Fund, and will be responsible for the management of the Fund's portfolio in accordance with the Fund's investment policies, and for making decisions to buy, sell, or hold particular securities, and monitor the performance of the Fund's service providers.
The Investment Adviser will also serve as the Fund's administrator (the "Administrator") pursuant to an administration agreement to be entered into between the Fund and the Administrator.
The Fund will pay the Investment Adviser a monthly fee for its management services at an annual rate of 0.35% of the Fund's average daily net assets. The Fund will pay the Administrator a monthly fee for its administration services at an annual rate of 0.20% of the Fund's average daily net assets.
The Fund intends to enter into a distribution agreement with Hyperion Distributors, Inc. (the "Distributor"). The Distributor will serve as the exclusive distributor of the shares of the Fund pursuant to its distribution agreement with the Fund. Investors may open accounts in the Fund only through the exclusive distributor for the Fund. Under the distribution agreement, the Distributor, for nominal consideration of one dollar, and as the agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Investment Adviser pays the expenses incurred in the distribution of the Fund's shares. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Adviser.
                                       13

APPENDIX A
Description of Moody's Investors Service, Inc.'s
Four Highest Debt Ratings:
Aaa: Securities which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Securities which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B (i.e., two categories below Baa) in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Description of Standard & Poor Corporation's
Four Highest Debt Ratings:
AAA: Securities rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA: Securities rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher rated issues only in small degree.
A: Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.
Plus (+) or Minus (-): The ratings from AA to CCC (i.e., three categories below
BBB) may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. NR: Securities may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.
Description of Fitch Investors Service, Inc.'s
Four Highest Debt Ratings:
AAA: Securities in this category are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA: Securities in this category are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as securities rated "AAA." As securities
                                      A-1
rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."
A: Securities in this category are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.
BBB: Securities in this category are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.
Plus (+) or Minus (-): The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.
NR: Indicates that Fitch does not rate the specific issue. Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Description of Duff & Phelps Credit Rating Co.'s
Four Highest Debt Ratings:
AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
BBB: Below-average protection factors but within the definition of investment grade securities but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
Plus (+) or Minus (-): The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.
Notes with Respect to All Ratings:
Securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal that are similar to the risks of lower-rated securities. The Fund is dependent on Fund management's judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.
                                      A-2

     Fax all three completed documents to: Fund Treasurer (212) 593-4906 and mail original documents to Fund Treasurer, c/o Hyperion Distributors, Inc. Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc. ACCOUNT REGISTRATION FORM


1. ACCOUNT REGISTRATION                          Account Number Assigned
Name Of Institution/Individual/Trustee           Telephone Number
Street Address Or Post Office Box                Taxpayer Identification Number
City                                             To The Attention Of
State             Zip                            Fax Number


2. TYPE OF ORGANIZATION


   Corporation                   Sole Proprietorship              Partnership
   Trust                         Other


3. ACCOUNT TYPE


   Regular           HR-10            Pension            Defined-Contribution
   IRA               IRA/SEP          TSA/403B




4. CONFIRMATION/STATEMENT MAILING ADDRESS   DUPLICATE: CONFIRMATION/STATEMENT
Name Of Institution/Mailing Contact         Name Of Institution/Mailing Contact
Street Address Or Post Office Box           Street Address Or Post Office Box
City                                        City
State              Zip                      State              Zip


5. PURCHASE OF SHARES AND DIVIDEND OPTIONS
The minimal initial investment is $100,000 and minimum subsequent investments are $5,000.
       Initial Investment $
All dividends and capital gains distributions will be reinvested unless otherwise indicated.
       Pay dividends and capital gains in cash
6. BANK INFORMATION
Name of Bank
Street            City                        State         Zip Code
Registration of Bank Account   Your Bank Account Number  Your Bank ABA Number
7. TAX CERTIFICATION -- The undersigned hereby certifies under penalties of perjury that: (1) the number shown on this application is the Applicant's correct tax identification number and (2) the Applicant is not subject to back-up withholding, either because: Applicant has not been notified by the Internal Revenue Service (IRS) that it is subject to back-up withholding due to its under reporting of interest or dividends; or the IRS has notified Applicant that it is no longer subject to back-up withholding. Please Note: If the IRS has notified Applicant that it is subject to back-up withholding because of under reporting, and it has not terminated that notice, please strike out part (2) above before signing.
   We are a tax-exempt organization.
8. TAX FILINGS -- Any tax filings must be made by the institutional shareholder. Tax filings will not be made by Equitable Real Estate Hyperion Capital Advisors, L.L.C., State Street Bank and Trust Company or the Fund on behalf of the institutional shareholder.
9. SIGNATURES -- The undersigned hereby certifies that:
  I/we have full authority and legal capacity to purchase fund shares.
  I/we have received the current prospectus of the fund and agree to be bound by its terms.
If Joint Account both owners must sign
Signature                       Print Name & Title                       Date
Signature                       Print Name & Title                       Date

                    EQUITABLE REAL ESTATE HYPERION MORTGAGE
                      OPPORTUNITY FUND, INC. SERIES A-1995
               SUBSCRIPTION ADDENDUM TO ACCOUNT REGISTRATION FORM
Board of Directors
Equitable Real Estate Hyperion Mortgage
  Opportunity Fund, Inc., Series A-1995
520 Madison Avenue
New York, New York 10022
Gentlemen:
     The undersigned hereby subscribes for              shares of the Common
Stock, of Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc., Series A-1995, a Maryland corporation (the "Corporation") and a non-diversified, open-end management investment company registered under the Investment Company
Act of 1940, as amended, at $     per share for an aggregate purchase price of
$         .
     The undersigned hereby represents and agrees for the purpose of certain state institutional investor exemptions that it is one of the following categories of institutional investors: a bank, savings institution or insurance company (initial box if applicable). Other category of institution (please describe):
     The undersigned is unable to qualify as an "institutional investor". The following is a description of the nature of the its' business:
                                      Very truly yours,       (Name of Investor)
                                      By:
                                       Name:
                                       Title:
Subscription Accepted:
Equitable Real Estate Hyperion Mortgage
  Opportunity Fund, Inc., Series A-1995
By:
Date:

       HYPERION CAPITAL MANAGEMENT, INC.
       TRADE AUTHORIZATION FORM
       FUND: Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc.


Tax ID/Shareholder
Account Number
Shareholder Name
Shareholder Address
Trade Date                                  Trade Price
Trade Type:                                 Purchase             Redemption
Trade Amount (Dollars)
WIRE INSTRUCTIONS:
Purchase Wire Information:                  Redemption Wire Instructions:
                                            Special Instructions Yes          No
ABA No. 011000028                           ABA No.
State Street Bank & Trust Co.               Bank
Boston, Massachusetts 02101
BNF=AC-99037350 "Mutual Funds               BNF=
F/B/O Hyperion, FD 7L15
OBI=Equitable Real Estate Hyperion          OBI=
Mortgage Opportunity Fund/Shareholder
Name/Shareholder Account #


       Authorized Signature

Investment Adviser and Administrator
Equitable Real Estate Hyperion Capital Advisors, L.L.C.
520 Madison Avenue
New York, New York 10022
Distributor
Hyperion Distributors, Inc.
520 Madison Avenue
New York, New York 10022
(212) 980-8400
Transfer Agent, Custodian and Accounting Agent
State Street Bank and Trust Company
1776 Heritage Drive
Boston, Massachusetts 02171